UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TESSCO Technologies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 TESSCO TECHNOLOGIES INCORPORATED ANNUAL MEETING OF SHAREHOLDERS Date: Friday, July 24, 2020 Time: 11.00 a.m., Eastern Time Virtual Meeting Access: The Annual Meeting will be held exclusively via audio webcast in a virtual meeting format. To attend remotely you will need to register on the meeting date, beginning at 10:30 a.m. Eastern Time, at https://web.lumiagm.com/22545207. When prompted, enter the Meeting Code: TESSCO2020 and then the 11-digit control number appearing on this Notice in the box above or on the Proxy Card separately provided to you. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Friday, July 24, 2020. Notice is hereby given that the Annual Meeting of Shareholders of TESSCO Technologies Incorporated will be virtually held on Friday, July 24, 2020 at 11:00 a.m., Eastern Time. Due to the ongoing public health impact of the coronavirus (COVID-19) pandemic and in consideration of the health and well-being of our stockholders and other meeting participants, the 2020 Annual Meeting will be held solely by means of remote communication in a virtual meeting format. You will not be able to attend the Annual Meeting physically. To be admitted to the Annual Meeting at www.lumiagm.com/225455207, you must enter the meeting code TESSCO2020 and then the 11-digit control number appearing on this Notice in the box above or appearing on the Proxy Card separately provided to you. You may access the Internet site for the Annual Meeting beginning at 10:30 a.m. Eastern Time on July 24, 2020. Once admitted to the virtual Annual Meeting, record holders may participate in and vote at the Annual Meeting by following the instructions available on the meeting website during the meeting. To vote while attending the Annual Meeting remotely, please have this Notice and the last four digits of your social security number or tax ID number available to you. Shareholders of record may also vote in advance and without attending the Annual Meeting by accessing or by requesting a paper copy of the proxy materials as described below, and following the instructions included with those materials. This Notice presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice and Proxy Statement, proxy card and Annual Report on Form 10-K are available for review at www.proxydocs.com/tess If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before July 12, 2020 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR the following Proposals: 1. To elect the eight director nominees listed in the Proxy Statement, to serve until the 2021 annual meeting of shareholders and until their respective successors are duly elected and qualifed. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting frm for fscal year 2021. To consider and approve, by an advisory (non-binding) vote, the compensation of our named executive offcers for fscal year 2020. 2. 3. Note: In their discretion, the proxies may vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/tess Please have this Notice and the last four digits of your Social Security Number or Tax Identifcation Number available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper or e-mail copies of the proxy materials, which include the proxy card, notice and proxy statement and 2020 Annual Report on Form 10-K, please contact us via: Internet/Mobile – Access the Internet and go to www.investorelections.com/tess . Follow the instructions to log in, and order paper copies. Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order paper copies. E-mail – Send us an e-mail at paper@investorelections.com with “tess Materials Request” in the subject line. The e-mail must include: • • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. Your preference to receive printed materials via mail -or-to receive an e-mail with links to the electronic materials. If you choose e-mail delivery you must include the e-mail address to which we can send an e-mail with links to the proxy materials. If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last four digits of your Social Security Number or Tax Identifcation Number in the e-mail. • • Important Information about the Notice of Proxy Materials This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting. Information about this Notice: In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specifc information regarding the meeting, proposals and the internet site where the proxy materials may be found. To view the proxy materials online: Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, notice and Proxy Statement and Annual Report on Form 10-K. To receive paper copies of the proxy materials: Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, e-mail or Internet.